SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials

                    Japan Smaller Capitalization Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                                 180 Maiden Lane
                         New York, New York 10038-4936

                                 ---------------

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                                November 12, 2003

                                 ---------------

TO THE SHAREHOLDERS OF
JAPAN SMALLER CAPITALIZATION FUND, INC.:

     Notice is hereby given that the 2003 Annual Meeting of Shareholders (the "Meeting") of Japan Smaller Capitalization Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Wednesday, November 12, 2003, at 10:30 A.M. for the following purposes:

     (1)  To elect five Directors to serve for the ensuing year; and

     (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 19, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after October 29, 2003, at the offices of the Fund, 180 Maiden Lane, 26th Floor, New York, New York.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                              By Order of the Board of Directors

                                                       NEIL A. DANIELE
                                                          Secretary

New York, New York
Dated: October 1, 2003

                                 PROXY STATEMENT

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                 ---------------
                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                November 12, 2003
                                 ---------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2003 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, 26th Floor, New York, New York, on Wednesday, November 12, 2003, at 10:30 A.M. The approximate mailing date of this Proxy Statement is October 2, 2003.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted FOR the election of five Directors.

     Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on September 19, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 19, 2003, the Fund had outstanding 15,846,384 shares of Common Stock, par value $0.10 per share.

     The Board of Directors of the Fund knows of no business other than the election of five Directors which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

     At the Meeting the five Board of Directors nominees will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal. It is the intention of the persons named in the enclosed proxy to nominate and vote (unless such authority has been withheld in the proxy or properly revoked) in favor of the election of the following Board of Directors nominees: William G. Barker, Jr., Yasushi Suzuki, Chor Weng Tan, Arthur R. Taylor and John F. Wallace. The Board of Directors has one vacant seat owing to the death of George
H. Chittenden in September 2000. Shareholders cannot vote for a greater number of persons for Director than the five nominees named. Certain biographical and other information pertaining to the Board of Directors nominees is set forth in
Exhibit I to this Proxy Statement.

     The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act")) also will be a non-interested person.

     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Barker, Tan and Taylor are members of these Committees. The principal purpose of the Audit Committee is described below. The principal purpose of the Nominating Committee is to select and nominate the Directors of the Fund. The Nominating Committee will consider qualified nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     During the fiscal year ended February 28, 2003, the Board of Directors held six meetings, the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director then in office attended at least 75% of the meetings of the Board of Directors held during the fiscal year and, if a member, of the total number of meetings of the Audit and Nominating Committees held during the period for which he served.

     Audit Committee Report. Pursuant to the revised Audit Committee Charter adopted by the Fund's Board of Directors on August 6, 2003, the Audit Committee's principal responsibilities are the appointment, compensation and oversight of the Fund's independent accountants, including resolution of disagreements regarding financial reporting between Fund management and such independent accountants, for the purpose of preparing or issuing an audit report or related work. A copy of the written Audit Committee Charter is attached as
Exhibit IV to this proxy statement. As set forth in the Audit Committee Charter, Fund management is responsible for maintaining appropriate systems for accounting, including the preparation, presentation and integrity of the Fund's financial statements and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund's independent accountants are responsible for conducting a proper audit of the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In performing its oversight function, the Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Price-waterhouseCoopers LLP ("PWC"), the Fund's independent accountants, and discussed certain matters required to be discussed by the Statement on Auditing Standards No. 61 with PWC. The Audit Committee has considered whether the provision of non-audit services by PWC is compatible with maintaining the independence of those accountants. At its meeting held April 23, 2003, the Audit Committee reviewed and discussed the audited financial statements of the Fund and the audit of such financial statements with Fund management and PWC. In accordance with the Audit Committee Charter, Fund management or the independent accoutants are required to notify the Audit Committee of any material concerns that arise during the course of the audit and the preparation of the audit financial statements mailed to shareholders and included in the Fund's Annual Report. The Audit Committee discussed with PWC their independence and considered whether the provision of services by PWC to the Fund and to Nomura Asset Man-agement U.S.A. Inc. ("NAM-U.S.A.") and its affiliates was compatible with maintaining PWC's independence.

     The members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent."

     Based upon the reviews and discussions refered to above with Fund management and PWC and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to shareholders for the fiscal year ended February 28, 2003.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"), and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., and advisory board member, investment advisor or affiliated person of the Fund's investment advisor), have complied with all filling requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers two nominees, Messrs. Suzuki and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(19)(a) of the Investment Company Act because of the positions they hold or have held with the Fund, NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM"), as applicable. Mr. Suzuki is President of the Fund, President and a Director of NAM-U.S.A. and a former Management Executive, Senior Officer and Director of NAM. Mr. Wallace is a former Vice President, Treasurer and Secretary of the Fund and a former Senior Vice President, Secretary, Treasurer and Director of NAM-U.S.A.

     Compensation of Directors. NAM-U.S.A. pays all compensation of all Directors of the Fund who are affiliated with NAM-U.S.A. or any of its affiliates. The Fund pays to each Director not affiliated with NAM-U.S.A. or any of its affiliates an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $34,150 for the fiscal year ended February 28, 2003.

     The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by NAM-U.S.A. or advised by NAM:

                                         Aggregate          Pension or Retirement       Estimated    Aggregate Compensation from
                                        Compensation      Benefit Accrued as Part of      Annual         Fund Complex Paid to
                                       from Fund for        Fund Expenses for its        Benefits        Directors During the
                                   its Fiscal Year Ended      Fiscal Year Ended            upon           Calendar Year Ended
Name of Director                      February 28, 2003       February 28, 2003         Retirement        December 31, 2002*
----------------                      -----------------       -----------------         ----------        ------------------
William G. Barker, Jr. ......             $8,000                    None                   None                $16,000
Kazuhiko Hama** .............                 --                    None                   None                     --
Chor Weng Tan ...............             $8,000                    None                   None                $16,000
Arthur R. Taylor ............             $8,000                    None                   None                $16,000
John F. Wallace .............             $7,500                    None                   None                $14,500

----------
* In addition to the Fund, the "Fund Complex" includes Korea Equity Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2002.

** Mr. Hama was formerly the President of Japan Smaller Capitalization Fund, Inc. during these periods. Mr. Suzuki was elected President effective May 8, 2003.

     Officers of the Fund. Information pertaining to the officers of the Fund is set forth in Exhibit II to this Proxy Statement. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. Set forth in Exhibit III to this Proxy Statement is the following information for each Board of Directors nominee: (i) the number of shares of common stock of the Fund owned; (ii) the aggregate dollar range of equity securities in the Fund; and (iii) the aggregate dollar range of securities in all registered funds in the Fund Complex overseen by the Board of Directors nominee. Also set forth in Exhibit III is information for each Board of Directors nominee and immediate family members relating to securities owned beneficially or of record in NAM-U.S.A. and NAM. At September 19, 2003, the Directors and officers of the Fund as a group (nine persons) owned an aggregate of 1,700 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Suzuki, President of the Fund, and Mr. Haruguchi, a Vice President of the Fund, together own less than 1% of the shares of Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM.

                             ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

     The expense of preparation, printing and mailing of the enclosed form of proxy, this Proxy Statement and the accompanying Notice of Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained The Altman Group ("Altman"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting for a fee of approximately $4,000, together with reimbursement of such firm's expenses. Altman is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker-dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

Independent Accountant's Fees

     The following table sets forth the aggregate fees paid to PWC, independent accountants for the Fund, for the Fund's fiscal year ended February 28, 2003 for professional services rendered for: (i) the audit of the Fund's annual financial statements; (ii) financial information systems design and implementation services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, NAM-U.S.A. and entities controlling, controlled by or under common control with NAM-U.S.A. that provide services to the Fund. The Fund's Audit Committee has considered whether the provision of non-audit services under clause (iii) is compatible with maintaining the independence of PWC from the Fund.

                                            Audit Fees    Financial Information
                                            Charged to      Systems Design and        All
           Fund                              the Fund      Implementation Fees     Other Fees*   Fiscal Year End
           ----                              --------      -------------------     -----------   ---------------
Japan Smaller Capitalization Fund, Inc.      $56,000               None              $87,475     February 28, 2003

----------
*    Fees for tax services of which $7,500 relates to services for the Fund.

Voting Requirements

     The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. If, by the time scheduled for the Meeting, a quorum of the Fund's shareholders is not present, or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders. No additional notice will be provided to you in the event the Meeting is adjourned unless otherwise required by Maryland law.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted FOR the election of the five Board of Directors nominees. The election of Directors (Proposal 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted.

Broker Non-Votes and Abstentions

        The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. Under the rules of the New York Stock Exchange, broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Proposal 1) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions.

     The shares as to which proxies so designated are granted authority by broker-dealer firms to vote on the election of Directors (Proposal 1), the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Proposal 1).

Address of Manager and Investment Adviser

     The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-12-1-Chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Annual Report Delivery

     The Fund sends annual and semi-annual reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by May 28, 2004.

                                              By Order of the Board of Directors

                                                       NEIL A. DANIELE
                                                          Secretary

New York, New York
Dated: October 1, 2003

                                                                       Exhibit I

             INFORMATION PERTAINING TO BOARD OF DIRECTORS NOMINEES

Certain biographical and other information relating to each Director nominee who is an "interested person," as defined in the Investment Company Act, of the Fund is set forth below:

                                                                                                                          Other
                                                 Term of                                               Number of          Public
                                                Office and                                            Funds in the     Directorships
Name, Address and Age of    Position(s) Held    Length of          Principal Occupation(s)            Fund Complex      Held by the
  Director Nominee*           with the Fund    Time Served*        During Past Five Years              Overseen**        Director
------------------------    ----------------   ------------    -----------------------------------    ------------       --------
Yasushi Suzuki (49)***        President         President      President of the Fund since May        2 registered         None
180 Maiden Lane               and Director      and Director   2003; President and Director of        investment
New York, New York                              since May      NAM-U.S.A. since May 2003;             companies con-
10038                                           2003           Management Executive of NAM            sisting of 2
                                                               from 1999 to April 2003.               portfolios

John F. Wallace (75)****      Director          Director       Vice President of the Fund from        2 registered         None
17 Rhoda Street                                 since 1990     1997 to 2000 and Secretary and         investment
West Hempstead,                                                Treasurer of the Fund from 1990 to     companies con-
New York 11552                                                 1997; Senior Vice President of         sisting of 2
                                                               NAM-U.S.A. from 1981 to 2000,          portfolios
                                                               Secretary from 1976 to 2000, Trea-
                                                               surer from 1984 to 2000 and Direc-
                                                               tor from 1986 to 2000.

----------
* Each nominee, if elected, will serve as a Director until the next Annual Meeting of Shareholders and until his successors are elected and qualified or until their earlier resignation or removal.

**   In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
     Inc.

*** Mr. Suzuki is a director and President of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and for which NAM acts as investment adviser. Mr. Suzuki is an "interested person," as defined in the Investment Company Act, of the Fund, based on his positions as President of the Fund, and as President and Director of NAM-U.S.A. and former Management Executive of NAM.

**** Mr. Wallace is a director of Korea Equity Fund, Inc. for which NAM-U.S.A.
     acts as manager and for which NAM acts as investment adviser. Mr. Wallace may be considered an "interested person," as defined in the Investment Company Act, of the Fund based on the positions he has previously held with the Fund and NAM-U.S.A.

Certain biographical and other information relating to the nominees for Director who are not "interested persons," as defined in the Investment Company Act, of the Fund is set forth below:

                                                                                                                          Other
                                                 Term of                                               Number of          Public
                                                Office and                                            Funds in the     Directorships
Name, Address and Age of    Position(s) Held    Length of          Principal Occupation(s)            Fund Complex      Held by the
  Director Nominee*           with the Fund    Time Served*        During Past Five Years              Overseen**        Director
------------------------    ----------------   ------------    -----------------------------------    ------------       --------
William G. Barker, Jr. (70)   Director          Director       Consultant to the television industry  2 registered        None
111 Parsonage Road                              since 1993     since 1991.                            investment
Greenwich, Connecticut                                                                                companies
06830                                                                                                 consisting of
                                                                                                      2 portfolios

Chor Weng Tan (67)            Director          Director       Managing Director for Education,       2 registered        None
3 Park Avenue                                   since 1990     The American Society of Mechani-       investment
New York, New York                                             cal Engineers since 1991; Director,    companies
10016                                                          U.S.-China Education Foundation        consisting of
                                                               since 1992.                            2 portfolios

Arthur R. Taylor (68)         Director          Director       President of Muhlenberg College        2 registered        None
3731 Devonshire Road                            since 1990     from 1992 to 2002; Chairman of         investment
Allentown, Pennsylvania                                        Arthur R. Taylor & Co. (investment     companies
18103                                                          firm) since 1980.                      consisting of
                                                                                                      2 portfolios

----------
* Each nominee is a director of Korea Equity Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser, and each is a member of the Audit and Nominating Committees of Korea Equity Fund, Inc. and a member of the Audit and Nominating Committees of the Fund.

** Each nominee, if elected will serve as Director until the next Annual Meeting of Shareholders and until his successor is elected and qualified or until his earlier resignation or removal.

***  In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
     Inc.

                                                                      Exhibit II

               INFORMATION PERTAINING TO THE OFFICERS OF THE FUND

Certain biographical and other information relating to the officers of the Fund is set forth below:

                                                    Term of                                                 Number of Funds
                                                 Office** and                                                 in the Fund
Name, Address* and        Position(s) Held        Length of           Principal Occupation(s)                  Complex***
  Age of Officers          with the Fund         Time Served          During Past Five Years                   Overseen
----------------------    ----------------       -----------      ------------------------------------     --------------------
Yasushi Suzuki (49)        President and         President        President and Director of NAM-U.S.A.     2 registered invest-
                           Director              since 2003       since May 2003; Management Execu-        ment companies
                                                                  tive of NAM from 1998 to April 2003.     consisting of 2
                                                                                                           portfolios

Keisuke Haruguchi (52)     Vice President        Vice             Senior Vice President and Director of    2 registered invest-
                                                 President        NAM-U.S.A. since 1999; Senior Man-       ment companies
                                                 since 1999       ager of NAM from 1997 to 1998.           consisting of 2
                                                                                                           portfolios

Kenneth L. Munt (56)       Vice President        Vice             Senior Vice President and Secretary of   2 registered invest-
                                                 President        NAM-U.S.A. since 1999; Senior Vice       ment companies
                                                 since 2001       President of Human Resources for         consisting of 2
                                                 and Secretary    Middlesex Mutual Assurance Company       portfolios
                                                 during 2002      from 1996 to 1999.

Rita Chopra-Brathwaite     Treasurer             Treasurer        Vice President of NAM-U.S.A. since       2 registered invest-
(34)                                             since 2002       2001: Assistant Vice President of        ment companies
                                                                  NAM-U.S.A. from 1999 to 2000.            consisting of 2
                                                                  Senior Accounting Manager from 1997      portfolios
                                                                  to 1998.

Neil Daniele (43)          Secretary             Secretary        Senior Vice President since 2002; Vice   2 registered invest-
                                                 since 2002       President and Compliance Officer of      ment companies
                                                                  Munich Re Capital Management Corp.       consisting of 2
                                                                  from 2001 to 2002; Vice President of     portfolios
                                                                  AIG Global Investment Group, Inc.
                                                                  from 2000 to 2001; Compliance Officer
                                                                  of AIG Global Investment Corp. from
                                                                  1996 to 2000.

                                             Shares of
                                              Common
                                            Stock of the
                                            Fund Benefi-
Name, Address* and            Public       cially Owned at
  Age of Officers          Directorships     Record Date
----------------------     -------------     -----------
Yasushi Suzuki (49)            None              -0-

Keisuke Haruguchi (52)         None              -0-

Kenneth L. Munt (56)           None              -0-

Rita Chopra-Brathwaite         None              -0-
(34)

Neil Daniele (43)              None              -0-

----------
* The address of each officer listed above is 180 Maiden Lane, New York, New York 10038.

**   Elected by and serves at the pleasure of the Board of Directors.

***  In addition to the Fund, the "Fund Complex" includes Korea Equity Fund,
     Inc.

                                                                     Exhibit III

                    INFORMATION PERTAINING TO STOCK OWNERSHIP
                         BY BOARD OF DIRECTORS NOMINEES

Information relating to the share ownership by each Director nominee at September 19, 2003 is set forth below:

                                                                               Aggregate Dollar Range of
                            Shares of Common      Aggregate Dollar Range      Securities in All Registered
                           Stock of the Fund       of Equity Securities         Funds in the Fund Complex
Name of Director Nominee   Beneficially Owned           in the Fund           Overseen by Director Nominee
------------------------   ------------------           -----------           ----------------------------
William G  Barker, Jr             -0-                       None                           None
Yasushi Suzuki                    -0-                       None                           None
Chor Weng Tan                    1,000                   $1-$10,000                   $10,001-$50,000
Arthur R  Taylor                  -0-                       None                           None
John F  Wallace                   700                    $1-$10,000                   $10,001-$50,000

     No non-interested Director or nominee his immediate family members owned beneficially or of record any class of securities of any of NAM-U.S.A., NAM or Nomura Holdings, Inc., the parent company of each of NAM-U.S.A. and NAM, at September 19, 2003.


                                     III-1

                                                                      Exhibit IV

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                             KOREA EQUITY FUND, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

     For the purpose of this Audit Committee Charter, the Audit Committee of each of Japan Smaller Capitalization Fund, Inc. and Korea Equity Fund, Inc. (each a "Fund") will be referred to as the "Audit Committee".

I. Composition of the Audit Committee

     The Audit Committee shall be composed of all of the Directors who satisfy the following criteria:

     (a) each of whom shall not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

     (b) each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof) or have any other relationship to the Fund or Nomura Asset Management U.S.A. Inc. or its affiliates that may interfere with the exercise of such person's independence from the Fund and Fund management;

     (c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange on which Fund shares are listed;

     (d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

     (e) atleast one of whom shall have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

     The Audit Committee shall make a determination from time to time whether at least one member of the Audit Committee is a "financial expert" as defined in rules promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II. Purposes of the Audit Committee

     The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, and oversight of the Fund's independent accountants (including the resolution of disagreements between Fund management and such independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund's independent accountants report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

     The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

     To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

     (a) upon submission of an application form by the Fund's independent public accountants to the Public Company Accounting Oversight Board, to request (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board's inspection of the Fund's independent accountants;

     (b) to preapprove all auditing services to be provided to the Fund by the Fund's independent accountants*;

     (c) to preapprove all non-audit services, including tax services, to be provided to the Fund by the Fund's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Fund by the Fund's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;

     (d) to preapprove non-audit services to be provided to the Fund's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund) if the engagement relates directly to the operations and financial reporting of the Fund;

     (e) to ensure that the Fund's independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund's independent accountants with respect to any disclosed relationships or services that affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

     (f) to receive and consider specific written representations from the Fund's independent public accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund's independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

     (g) to review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

     (h) to review and discuss the Fund's audited financial statements with Fund management;

     (i) to discuss with the independent accountants those matters required to be discussed by Statement of Accounting Standards Nos. 61 and 90, as may be modified or supplemented, relating to the Fund's financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

     (j) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be prepared by the Audit Committee by rules or regulations promulgated by the SEC ("SEC Rules") to be included in the Fund's annual proxy statement;

     (k) to review and discuss any report required to be reviewed by the Audit Committee pursuant to SEC Rules, as well as any reports prepared by the independent accountants of the Fund with respect to all services provided by the independent accountants to the Fund and the Fund's investment adviser and the fees related to such services;

     (l) to review legal and regulatory matters presented by counsel and the Fund's independent accountants that may have a material impact on the Fund's financial statements;

     (m) to establish and administer policies and procedures relating to (i) the hiring of employees and former employees of the Fund's independent accountants and (ii) the resolution of any disagreements between Fund management and the Fund's independent accountants regarding accounting and/or financial reporting policies and procedures;

     (n) to consider with the Fund's independent accountants their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent public accountants;

     (o) to receive and consider reports from the Fund's independent accountants regarding (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Fund's Audit Committee;

     (p) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and the identification for the Fund's independent accountants of any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there have been significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

     (q) to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

     (r) to discuss with Fund management and the Fund's independent accountants policies with respect to risk assessment and risk management and the quality and adequacy of the Fund's internal controls and processes that could materially affect the Fund's financial statements and financial reporting;

     (s) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

     (t) to review and assess the adequacy of this Audit Committee Charter on an annual basis and recommend any changes to the Board of Directors; and

     (u) to perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, as applicable, the Fund's By-laws and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

     Fund management is responsible for maintaining appropriate systems for accounting. The Fund's independent public accountants are responsible for conducting a proper audit of the Fund's financial statements and are directly accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund's independent accountants, to determine the compensation of the Fund's independent accountants and, where appropriate, to replace the Fund's independent public accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV. Meetings

     The Audit Committee shall meet at least annually with the Fund's independent accountants (outside the presence of Fund management) and at least annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings when and if circumstances require. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the authority to discharge its responsibility, including the power and authority to retain its own independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund's independent accountants, (ii) any advisers employed by the Audit Committee under this Section V and (iii) any ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     Dated August 6, 2003

----------
* The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

** The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been granted shall be reported to the full Audit Committee at each of its scheduled meetings.

                     JAPAN SMALLER CAPITALIZATION FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Yasushi Suzuki and Neil A. Daniele as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Japan Smaller Capitalization Fund, Inc. (the Fund) held of record by the undersigned on September 19, 2003 at the Annual Meeting of the Shareholders of the Fund to be held on November 12, 2003 or any adjournment thereof.

--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------------           -----------------------------------

----------------------------------           -----------------------------------

----------------------------------           -----------------------------------

|X|     PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                                                                           THE BOARD OF DIRECTORS RECOMMENDS A VOTE
---------------------------------------                                                FOR ALL NOMINEES.
JAPAN SMALLER CAPITALIZATION FUND, INC.
---------------------------------------                       1.   Election of Directors.

                                                                   Nominees: (01) William G. Barker, Jr.    (04) Arthur R. Taylor
                                                                             (02) Yasushi Suzuki            (05) John F. Wallace
                                                                             (03) Chor Weng Tan
Mark box at right if an address change or comment has been
noted on the reverse side of this card.                 |_|

                                                                                                WITHHOLD
                                                                                   FOR ALL      FROM ALL
                                                                                   NOMINEES     NOMINEES

                                                                                     |_|          |_|

                                                                           |_|    _____________________________________
                                                                                  For all nominees except as noted above

                                                              2.   In the discretion of such proxies, upon such other
                                                                   business as may properly come before the meeting or any
                                                                   adjournment thereof.

                                                              This proxy, when properly executed, will be voted in the
                                                              manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

Signature:___________________  Date:________________________  Signature:________________________________  Date:_____________________